FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                         April 9, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)






Item 5. Other Events

     On April 9, 1999, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking information to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing--particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of US Airways' products, demand for air transportation in the markets in which US Airways operates and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated April 9, 1999






                (this space intentionally left blank)



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              US Airways Group, Inc. (REGISTRANT)

Date: April 9, 1999      By:  /s/ Thomas A. Mutryn
                              --------------------------------
                              Thomas A. Mutryn
                              Senior Vice President, Finance
                              Chief Financial Officer


                              US Airways, Inc. (REGISTRANT)

Date: April 9, 1999      By:  /s/ Thomas A. Mutryn
                              --------------------------------
                              Thomas A. Mutryn
                              Senior Vice President, Finance
                              Chief Financial Officer
















               (this space intentionally left blank)













Exhibit 99

                    US Airways, Inc.




                      April 9, 1999



Dear Analysts and Investors:

     Earlier this week, US Airways issued a traffic report for the month of March. We at US Airways are pleased with improvements in performance throughout March and we are happy to report the trend is continuing. For example, our mileage completion rate improved from 95.7% in the March 1-15 period to 98.1% during the March 16-30 period and is at 98.4% through the first week of April.

     As an additional component of our ongoing efforts to provide you with timely and relevant information about US Airways and its financial performance, I have attached the inaugural edition of the US Airways Investor Update for the month of April and the Company's Fleet Plan Forecast for fiscal year 1999. I am hopeful that the information contained in the update and forecast will assist you in your analysis of the Company. If you have any questions with respect to the foregoing, please do not hesitate to call me at 703-872-5009.


                         Very truly yours,

                         /s/ Kimberly A. Holland
                         -----------------------

                         Kimberly A. Holland
                         Director, Investor Relations



Enclosures


Certain of the information discussed above or enclosed herewith may be considered forward-looking information. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8K to be filed with the Securities and Exchange Commission as soon as practical following the release of this information.

                                       US AIRWAYS INVESTOR UPDATE
                 US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                               April 1999




                                                                   Year-over-Year Percentage Change
                                                        --------------------------------------------------
Selected Operating and Financial Statistics             April          May           June        FY 1999
-------------------------------------------             -----         -----         -----        -------
Available Seat Miles - Scheduled Service
  -Domestic*                                             2.2 %         4.8 %         7.0 %         6.4 %
  -International                                        18.2           9.0          15.0          17.4
                                                        ----          ----          ----         -----
Total                                                    3.7 %         5.2 %         7.9 %         7.5 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                             (0.7)%        (0.1)%         3.3 %         3.5 %
  -International                                        11.0          15.6          12.8          16.4
                                                        ----          ----          ----         -----
Total                                                    0.6 %         1.7 %         4.4 %         4.9 %

Passenger Load Factor                               (2.4) points  (2.5) points  (2.4) points  (1.7) points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon - Excluding Taxes   (3.8)%         1.8 %         6.3 %         0.9 %
  -Gallons of Aviation Fuel Consumed                     4.2           6.9           8.2           6.7

Fleet Additions
  -A319                                                    1             1             1             22
  -A320                                                    0             2             2             11
                                                          --            --            --            ---
Total                                                      1             3             3             33

Fleet Retirements
  -B727-200 - Shuttle**                                    0             0             0              8
  -DC9-30***                                               0             0             0             16
                                                          --            --            --            ---
Total                                                      0             0             0             24


*   Our low-cost MetroJet unit capacity will increase 460% in 1999 and our higher-cost domestic mainline operations will shrink approximately 4% in 1999.
**  Shuttle, Inc. operations are a wholly-owned subsidiary of US Airways Group, Inc.
*** Three of these DC9-30 aircraft will be retired on January 1, 2000.

Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a
Form 8K to be filed with the SEC as soon as practical following the release of this information.





                                          US AIRWAYS FLEET PLAN
                  US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                               April 1999




                                                                         Number of Aircraft: 1999 Year End
                             Fleet Plan     Average       Average        ---------------------------------
Fleet Type                   03/31/1999      Seats       Age (yrs.)      Owned         Leased        Total
----------                   ----------      -----       ----------      -----         ------        -----
B767-200                         12           203           10.5            8             4            12
B757-200                         34           182            9.2           23            11            34
MD-80                            31           141           17.8           15            16            31
B737-400                         54           144           10.0           19            35            54
B737-300                         85           126           12.7           11            74            85
B737-200 - MetroJet              34           118           17.2           51             3            54
B737-200                         30           108           20.0            6             4            10
B727-200 - Shuttle*              12           163           29.6            4             0             4
DC9-30**                         47           100           22.9           30             7            37
F-100                            40            97            9.1           36             4            40
A319                              9           120            0.6            0            28            28
A320                              1           142            0.5            0            11            11
                                ---           ---           ----          ---           ---           ---
Average Total Aircraft          389           134           12.7          203           197           400


                                                   1999
Hushkit Program                  Stage 2        Compliance
---------------                  -------        ----------
B737-200                            28            Stage 3
B727-200 - Shuttle*                  8             Retire
DC9-30**                            16             Retire


Firm Order/Options                Firm         Reconfirmable     Options
------------------                ----         -------------     -------
A319/320                           128              112            160
A330                                 7                7             16


*  Shuttle, Inc. operations are a wholly-owned subsidiary of US Airways Group, Inc.
** Three of these DC9-30 aircraft will be retired on January 1, 2000.

Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a
Form 8K to be filed with the SEC as soon as practical following the release of this information.
